                                                                    Exhibit 99.2

                                    KWHY-TV

                             Financial Statements



                              For the Year Ended
                               December 31, 2000

                                    KWHY-TV

                                     INDEX

                                                                                       Page
                                                                                        No.
                                                                                       ----

Financial Statements

    Statement of Revenue and Direct Expenses for the year ended December 31, 2000....    2

    Statement of Assets Acquired and Liabilities Assumed at December 31, 2000........    3

    Statement of Cash Flows for the year ended December 31, 2000.....................    4

    Notes to Financial Statements....................................................  5-8

KWHY-TV

STATEMENT OF REVENUE AND DIRECT EXPENSES

YEAR ENDED DECEMBER 31, 2000

(In thousands)


_________________________________________________________________

  Net revenue......................................... $36,604
                                                       -------

  Costs and expenses:
      Programming and production......................  11,711
      Selling, general and administrative expenses....   9,499
      Depreciation and amortization...................   1,045
                                                       -------
                                                        22,255
                                                       -------

  Net income.......................................... $14,349
                                                       =======


See notes to financial statements

KWHY-TV

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

DECEMBER 31, 2000

(In thousands)


-------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------
Current assets:
    Current portion of television programming........................  $  819
    Prepaid expenses and other.......................................     439
                                                                       ------
             Total current assets....................................   1,258

Property and equipment, net..........................................   6,058
Television programming, net of current portion.......................     439
Broadcast licenses, net of accumulated
    amortization of $154.............................................     171
                                                                       ------

                                                                       $7,926
                                                                       ======


Liabilities and Divisional Equity
-------------------------------------------------------------------------------
Current liabilities:
    Accounts payable and accrued expenses............................  $1,306
    Television programming obligations...............................      90
                                                                       ------
            Total current liabilities................................   1,396

Contingencies and Commitments

Divisional equity:
    Parent investment in KWHY........................................   6,530
                                                                       ------

                                                                       $7,926
                                                                       ======



See notes to financial statements

KWHY-TV

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2000

(In thousands)


-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income.....................................................     $ 14,349
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization..............................        1,045
    Amortization of programming rights.........................       (2,459)
    Cash payments on programming obligations...................        2,102
Changes in assets and liabilities:
    Accounts payable, accrued expenses and other...............          261
                                                                    --------

             Net cash provided by operating activities.........       15,298
                                                                    --------

CASH FLOWS FROM INVESTING ACTIVITY:

Additions to property and equipment, net.......................       (2,626)
                                                                    --------

             Net cash used in investing activity...............       (2,626)
                                                                    --------

CASH FLOWS FROM FINANCING ACTIVITY:

 Dividend payments to Parent...................................      (12,672)
                                                                    --------

             Net cash used in financing activities.............      (12,672)
                                                                    --------

Change in cash and cash equivalents............................            -
Cash and cash equivalents, beginning of year...................            -
                                                                    --------

Cash and cash equivalents, end of year.........................     $      -
                                                                    ========


See notes to financial statements

KWHY-TV

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

KWHY-TV is the Spanish-language television operations of Harriscope of Los Angeles, Inc. ("Harriscope" or the "Parent"), including full-power television station KWHY-TV, Channel 22, serving the Los Angeles, CA market and low-power television station KWHY-LP, Channel 22, serving the Santa Barbara, CA market (collectively "KWHY" or the "Company"). KWHY is an independent Spanish-language television station, not affiliated with a network, which broadcasts a wide variety of programming including movies, talk shows, entertainment shows and local news, which it either produces internally or acquires from third parties.

Basis of Presentation

On February 9, 2001, Telemundo of Los Angeles, Inc. ("Telemundo"), a wholly-owned subsidiary of Telemundo Group, Inc. ("TGI"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Harriscope to acquire KWHY for approximately $239 million (the "Acquisition"). Pursuant to the Purchase Agreement, Telemundo will acquire all licenses and property and equipment used in the operations of KWHY, excluding the building housing the offices and production facilities of the Company, which will be retained by Harriscope and leased to Telemundo. Programming and certain current assets will also be acquired, while programming obligations and certain current liabilities will be assumed by Telemundo. Harriscope will retain cash, accounts receivable and certain other assets and remain responsible for certain accounts payable and accrued liabilities. The closing of the Acquisition is subject to certain conditions. In addition to KWHY, Harriscope operated an English-language business news service through November 2000, owns unrelated real estate and conducts certain corporate activities. The financial statements include the assets of KWHY which Telemundo will acquire, the liabilities to be assumed and the related operations thereof at and for the year ended December 31, 2000. Assets and liabilities which will be retained by Harriscope along with the operations of the business news service are not reflected in the financial statements. The corporate operations of Harriscope, including compensation, management fees and other expenses relating to its officers, are also not reflected in the financial statements.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Television Programming

Television programming rights are carried at the lower of unamortized cost or estimated net realizable value. The costs of the rights are amortized based upon estimated usage of the programs and management's estimate of revenue to be realized from each airing of the programs.

Depreciation and Amortization

Property and equipment and broadcast licenses are depreciated by the straight-line method over estimated useful lives.

Broadcast Licenses

Broadcast licenses represents the recorded value of operating licenses filed with the Federal Communications Commission ("FCC") which are amortized over 40 years.

KWHY-TV

--------------------------------------------------------------------------------


The Company evaluates the recoverability of its investment in long-term tangible and intangible assets in relation to anticipated cash flows on an undiscounted basis. If the estimated future cash flows were projected to be less than the carrying value, an impairment write-down would be recorded based upon fair value.

Revenue Recognition

Revenue for the Company is derived primarily from the sale of advertising time on a local and national spot basis and the sale of blocks of broadcast time and is net of advertising agency commissions. Revenue is recognized when earned, i.e., when the advertisement is aired or the broadcast time is run. The Company reviews the collectibility of its accounts receivable and adjusts its allowance for doubtful accounts accordingly. During 2000, no customer accounted for more than 10% of the Company's revenue. The Company enters into barter transactions in which it exchanges advertising time for advertising and goods and services. The transactions are recorded at the fair value of the advertising surrendered or the advertising and goods and services received, whichever is most determinable.

Financial Instruments

The carrying amount reported in the balance sheet for accounts payable and accrued expenses and television programming obligations approximate fair value because of the short-term maturity of these financial instruments.

Income Taxes

The Parent reports the Company's income or loss on its respective tax return. The Parent has elected Subchapter S status for tax reporting purposes and is, therefore, not directly subject to income taxes.

Recent Accounting Pronouncements

Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of Financial Accounting Standards Board ("FASB") Statement No. 133, and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities measured at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative. Gains and losses resulting from changes in the values of those derivatives would be accounted for as either components of earnings or other comprehensive income depending on the use of the derivative and whether it qualifies for hedge accounting. The Company will adopt SFAS 133 and 138 on January 1, 2001. Adoption of these new accounting standards will have no immediate effect on the financial statements, as the Company does not have any derivatives outstanding as of December 31, 2000.

KWHY-TV

------------------------------------------------------------------------------


2.   PROPERTY AND EQUIPMENT

The components, useful lives and accumulated depreciation and amortization of the Company's property and equipment are as follows (dollars in thousands):

                                                       Estimated
                                                      Useful Lives  December 31,
                                                       (in years)       2000
          ----------------------------------------------------------------------

          Broadcast and other equipment............       7           $11,746
          Leasehold improvements...................       *               105
          Furniture and fixtures...................       7             1,695
                                                                      -------
                                                                       13,546
          Less: accumulated depreciation and
             amortization..........................                    (7,488)
                                                                      -------
                                                                      $ 6,058
                                                                      =======

*   Shorter of life of lease or useful life of asset.


3.   ACCOUNTS PAYABLE AND ACCRUED EXPENSES

The components of the Company's accounts payable and accrued expenses are as follows (in thousands):

                                                                    December 31,
                                                                        2000
          ----------------------------------------------------------------------
          Accounts payable.....................................        $  626
          Accrued compensation and commissions.................           525
          Other accrued expenses...............................           155
                                                                       ------
                                                                       $1,306
                                                                       ======

4.   EMPLOYEE RETIREMENT AND INCENTIVE PLANS

The Company maintains a qualified defined contribution retirement and 401(k) plan for its employees. The Company's contributions to these plans totaled $389,000 for 2000.

5.   CONTINGENCIES AND COMMITMENTS

The Company is involved in a number of legal proceedings arising out of the ordinary course of business and is contesting the allegations of the complaints in each pending action and believes, based on current knowledge, that the outcome of all such actions will not have a material adverse effect on the Company's results of operations or financial condition.

KWHY-TV

------------------------------------------------------------------------------


The Company is obligated under various leases, some of which contain renewal options and provide for cost escalation payments. At December 31, 2000, future minimum rental payments under such leases are as follows:

                                                               Operating
                                                                Leases
                                                            (in thousands)
                                                           -----------------

                    2001................................          $147
                    2002................................           132
                    2003................................            43
                    2004................................            24
                    2005................................            12
                                                                  ----

                    Total minimum lease payments........          $358
                                                                  ====

Rent expense was $142,000 for 2000.

The Company has an employment agreement with an officer pursuant to which the Company has commitments for compensation through 2002, which also provides for compensation in the event such officer's employment is terminated under certain circumstances.

The Company has contracted for certain audience measurement services. The Company is committed to pay $373,000 and $95,000 in 2001 and 2002, respectively, for these services.

The Company has commitments under programming contracts related to programming which was not available at December 31, 2000. The commitments under these programming contracts at December 31, 2000 were $1.5 million.

6.   SUBSEQUENT EVENTS

On February 9, 2001, Telemundo entered into a definitive agreement to purchase KWHY for approximately $239 million. The FCC approved the Acquisition on April 26, 2001 and issued a public notice of the approval on May 2, 2001. The time period during which third parties may petition the FCC for reconsideration of the approval expires June 1, 2001 and the time period during which the FCC may reconsider the approval on its own motion expires on June 11, 2001. The Company anticipates that it will fund the Acquisition through a combination of an equity contribution from its indirect shareholders and borrowings to be obtained in connection with a refinancing of TGI's $350 million senior secured credit facilities.